CONSULTING GROUP CAPITAL MARKETS FUNDS (“TRUST”)

SUPPLEMENT DATED NOVEMBER 15, 2018,

TO THE STATUTORY PROSPECTUS, SUMMARY PROSPECTUS, AND STATEMENT OF

ADDITIONAL INFORMATION (“SAI”)

EACH DATED JANUARY 1, 2018

This Supplement provides new and additional information beyond that contained in the Statutory Prospectus, Summary Prospectus and SAI and should be read in conjunction with such Statutory Prospectus, Summary Prospectus and SAI.

TRUST NAME CHANGE

We are pleased to announce an exciting new development for the Consulting Group Capital Markets Funds. At a meeting of the Board of Trustees held on September 13-14, 2018, the Board voted to approve a name change of the Trust to align with the broader vision at Morgan Stanley Wealth Management of helping clients to navigate a path to financial goals. Effective on or about January 1, 2019, the name of the Trust will be changed to Morgan Stanley Pathway Funds, and all references to Consulting Group Capital Markets Funds in the Statutory Prospectus, Summary Prospectuses and SAI are will be replaced with references to Morgan Stanley Pathway Funds.

The change only applies to the name, as the investment strategy and process of the Trust remain the same. Fund shareholders will not experience any change in the services they receive in connection with their investments in the funds as a result of this name change.